Bank Borrowings	12 Months Ended
Nov. 30, 2025
Bank Borrowings [Abstract]
BANK BORROWINGS
11.	BANK BORROWINGS

	As of November 30,
	2024	2025	2025
	HK$	HK$	US$
Bank loans secured and repayable
Within 12 months	480,619	501,522	64,405
Over 1 year	2,012,828	1,505,343	193,315
Total	2,493,447	2,006,865	257,720

On August 3, 2021, the Group entered into a loan agreement with a financial institution in Hong Kong to borrow HK$3,483,000, which bears annual interest at a floating prime rate and with due date on September 16, 2029. The interest rate increased from 2.75% to 3.625% at the end of November 30, 2023, and further declined to 3.125% at the end of November 30, 2024. Subsequently, in December 2024, the interest rate was reduced to 3.00% per annum and remained at that level throughout the year ended November 30, 2025.

During the years ended November 30, 2025, 2024 and 2023, the Company repaid loan principals of HK$486,583, HK$460,717 and HK$453,593, respectively.

As of November 30, 2025 and 2024, the outstanding balances of the bank loan were approximately HK$2,006,865 and HK$2,493,447, respectively.

As of November 30, 2025 and 2024, the banking facilities of the Company were secured by personal guarantee from Ms. Wai Lau, a director and shareholder of the Company, with the guarantee period same as the loan agreement.

Interest related to the bank loans was approximately HK$68,272, HK$101,711 and HK$108,259 for the years ended November 30, 2025, 2024 and 2023, respectively.